Exhibit 10.1

FIRST AMENDMENT TO THE SENIOR SECURED
PROMISSORY NOTE, WARRANTS, AND SECURITIES
PURCHASE AGREEMENT DATED MARCH 11, 2021

THIS FIRST AMENDMENT to the Note (as defined below), Warrants (as defined below), and SPA (as defined below) (the “Amendment”) is entered into on August 13, 2021 (the “Effective Date”), by and between Nexgel, Inc., a Delaware corporation (the “Company”), and Auctus Fund, LLC, a Delaware limited liability company (the “Holder”) (each the Company and the Holder a “Party” and collectively the “Parties”).

BACKGROUND

A.The Company and Holder are the parties to that certain securities purchase agreement (the “SPA”) dated March 11, 2011, pursuant to which the Company issued to Holder a senior secured promissory note on even date in the original principal amount of $1,500,000.00 (as amended from time to time, the “Note”), the Warrants (as defined in the SPA) (the “Warrants”), the Registration Rights Agreement (as defined in the SPA) (the “Registration Rights Agreement”) and the Security Agreement (as defined in the SPA) (the “Security Agreement”); and

B. The Company is contemplating an additional private placement financing of no less than $1,500,000 and no more than $2,500,000 (the “August Financing”), and the Holder has agreed to enter into the lock-up agreement attached hereto as Exhibit A (the “Lock-Up Agreement”) in connection with the Company’s consummation of the August Financing; and

C.	The Parties desire to amend the Note, Warrants, and SPA as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.The Company’s obligations under Section 4(d) of the SPA shall terminate with no further action required by the Company or the Holder on the date that the Company consummates an Uplist Offering (as defined in the SPA) (the “Uplist Offering”).

2.The Company’s obligations under Section 4(p) of the SPA shall terminate with no further action required by the Company or the Holder on the Post Lock-Up Termination Date (as defined in this Amendment), so long as the Company’s common stock is listed for trading on the NASDAQ Stock Market, the New York Stock Exchange, the NYSE American, or any other national securities exchange on the Post Lock-Up Termination Date. The “Post Lock-Up Termination Date” shall mean the date that is one hundred and twenty (120) calendar days after the date that the Holder is no longer subject to any restrictions under the Lock-Up Agreement. For the avoidance of doubt, any adjustments that have occurred under Section 4(p) of the SPA prior to the termination of Section 4(p) of the SPA shall remain in full force and effect at all times, including after the Company’s obligations under Section 4(p) of the SPA have terminated.

3.Section 4(g) of the SPA shall be replaced in its entirety with the following:

“(g)  Listing. The Company will, beginning on October 31, 2021 and continuing so long as the Buyer owns any of the Securities, maintain the listing and trading of its Common Stock on a Principal Market or any equivalent replacement exchange or electronic quotation system (including but not limited to the Pink Sheets electronic quotation system) and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such exchanges, as applicable. The Company shall promptly provide to the Buyer copies of any notices it receives from the Principal Market and any other exchanges or electronic quotation systems on which the Common Stock is then traded regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.”

4.Section 3.18 of the Note shall be replaced in its entirety with the following:

“3.18    Delisting, Suspension, or Quotation of Trading of Common Stock. If, at any time on or after October 31, 2021, the Borrower’s Common Stock (i) is suspended from trading, (ii) halted from trading, and/or (iii) fails to be quoted or listed (as applicable) on the OTCQB, OTCQX, any tier of the NASDAQ Stock Market, the New York Stock Exchange, or the NYSE American.”

5.Section 3.19 of the Note shall be replaced in its entirety with the following:

“3.19   Failure to File Form 211 or Registration Statement.  The Borrower fails to (i) have caused a Form 211 to be filed with FINRA (as defined in the Purchase Agreement) that complies in all material respects with the requirements of FINRA within fifteen (15) calendar days following the Issue Date, (ii) file a registration statement covering the Holder’s resale at prevailing market prices (and not fixed prices) of all of the Common Stock (the “Registration Statement”) underlying the Note and Warrants within thirty (30) calendar days following the Issue Date, (ii) cause the Registration Statement to become effective on or before October 31, 2021, (iii) cause the Registration Statement to remain effective until the Note is extinguished in its entirety and the Warrants are exercised in the entirety, (iv) comply with the provisions of the Registration Rights Agreement in all material respects, or (v) immediately amend the Registration Statement or file a new Registration Statement (and cause such Registration Statement to become effective as soon as possible) if there are no longer sufficient shares registered under the initial Registration Statement for the Holder’s resale at prevailing market prices (and not fixed prices) of all of the Common Stock underlying the Note and Warrants.”

6.The Company’s obligations under Sections 1.6(e) and 4.14 of the Note shall terminate with no further action required by the Company or the Holder on the Post Lock-Up Termination Date, so long as the Company’s common stock is listed for trading on the NASDAQ Stock Market, the New York Stock Exchange, the NYSE American, or any other national securities exchange on the Post Lock-Up Termination Date. For the avoidance of doubt, any adjustments that have occurred under Sections 1.6(e) and/or 4.14 of the Note prior to the termination of Sections 1.6(e) and/or 4.14 of the Note shall remain in full force and effect at all times, including after the Company’s obligations under Sections 1.6(e) and/or 4.14 of the Note have terminated.

7.The Company’s obligations under Section 2(b) of the Warrants shall terminate with no further action required by the Company or the Holder on the Post Lock-Up Termination Date, so long as the Company’s common stock is listed for trading on the NASDAQ Stock Market, the New York Stock Exchange, the NYSE American, or any other national securities exchange on the Post Lock-Up Termination Date. For the avoidance of doubt, any adjustments that have occurred under Section 2(b) of the Warrants prior to the termination of Section 2(b) of the Warrants shall remain in full force and effect at all times, including after the Company’s obligations under Section 2(b) of the Warrants have terminated.

8.The last sentence of Section 1 of the Security Agreement shall be replaced in its entirety with the following sentence:

““If, on or prior to October 31, 2021, (i) an Event of Default (as defined in this Agreement) has not occurred and (ii) the Borrower has complied in all material respects with the terms of the Registration Rights Agreement (as defined in the Securities Purchase Agreement), and (iii) the Common Stock (as defined in the Securities Purchase Agreement) is quoted or listed for trading on the OTCQB Marketplace, OTCQX, any tier of the NASDAQ Stock Market, the New York Stock Exchange, or the NYSE American, then the security interest created in favor of the Secured Party pursuant to this Agreement shall terminate.”

9.The Holder hereby agrees and acknowledges that the Company has complied in all material respects with respect to the Holder’s rights contained in Section 4(d) of the Purchase Agreement (Right of Participation and First Refusal) with respect to the August Financing and the Buyer waives all such rights except to the extent it elects to participate in the August Financing.

10.The Holder hereby agrees to a one-time waiver of any Event of Default (as defined in the Note) that may exist under Sections 3.18 or 3.19 of the Note prior to the Effective Date. The Company and the Holder hereby agree and acknowledge that such waiver in no way impacts the rights and preferences of the Holder under the Transaction Documents for any Event of Default which may occur on or after the Effective Date, including but not limited to under

Sections 3.18 or 3.19 of the Note.

11.This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note, Warrants, Registration Right Agreement, Security Agreement and SPA (in each case, as applicable). Except as specifically modified hereby, all of the provisions of the Note, Warrants, Registration Rights Agreement, Security Agreement and SPA which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Nexgel, Inc.		Auctus Fund, LLC

By:	/s/ Adam Levy	By:	/s/ Lou Posner
Name:	Adam Levy	Name:	Lou Posner
Title:	Chief Executive Officer	Title:	Managing Director

Exhibit A

Common Stock Lock-Up Agreement

Date: ____________, 2021

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

Ladies and Gentlemen:

As an inducement to Maxim Group LLC (the “Underwriter”), to execute an underwriting agreement (the “Underwriting Agreement”), in its capacity as Underwriter, providing for a public offering (the “Offering”) of common stock, par value $0.001 per share (the “Common Stock”), or other securities, of NexGel, Inc., a Delaware corporation, and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Underwriter during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to or derives any significant part of its value from such securities.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the dates as follows: (i) the date sixty (60) days after the date of the final prospectus supplement used to sell the Common Stock (or other securities) in the Offering pursuant to the Underwriting Agreement (the “Effective Date”) with respect to eighty percent (80%) of the Undersigned’s Securities and (ii) the date one hundred twenty (120) days after the Effective Date with respect to sixty-five percent (65%) of the Undersigned’s Securities (collectively, the “Lock-Up Thresholds”); provided; however; the undersigned may exceed the Lock-Up Thresholds on any trading days during which Common Stock is sold in the market at a per share price which equals or exceeds two (2) times in the per share price of the Common Stock initially sold pursuant to the Offering so long as the number of the Undersigned’s Securities sold during such trading day do not exceed ten percent (10%) of the total number of shares of the Common Stock traded in the market during such trading day.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) as distributions of shares of Common Stock or any security convertible into or exercisable for Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, transfers to the beneficiary of such trust, (v) by testate succession or intestate succession or (vi) pursuant to the Underwriting Agreement; provided, in the case of clauses (i) through (v), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the SEC or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Underwriter that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock (or other securities) to be sold thereunder or (iii) the Offering is not completed by December 31, 2021.

The undersigned understands that the Underwriter is entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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Very truly yours,

Printed Name of Holder

Signature

Printed Name and Title of Person Signing
(if signing as custodian, trustee or on behalf of an entity)

[Signature Page to Lock-Up Agreement]